UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): April 7, 2015 (April 1, 2015)

Valeant Pharmaceuticals International, Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-14956	98-0448205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2150 St. Elzéar Blvd. West

Laval, Quebec

Canada H7L 4A8

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (514) 744-6792

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed, Valeant Pharmaceuticals International, Inc., a British Columbia corporation (the “Company” or “Valeant”) entered into an Agreement and Plan of Merger, dated as of February 20, 2015 (as amended, the “Merger Agreement”), with Valeant Pharmaceuticals International, a Delaware corporation and wholly owned subsidiary of Valeant (“VPI”), Sun Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of VPI (“Purchaser”) and Salix Pharmaceuticals, Ltd., a Delaware corporation (“Salix”). In accordance with the terms of the Merger Agreement, Purchaser commenced a tender offer (the “Offer”) for all of Salix’s outstanding shares of common stock, par value $0.001 per share (the “Shares”), at a purchase price of $173.00 per Share, net to the holder in cash (the “Offer Price”), without interest, less any applicable withholding taxes and subject to reduction in the event the conditions to the Offer were not satisfied by 12:00 midnight, Eastern time, April 8, 2015.

The Offer expired at 12:00 midnight, Eastern time, on April 1, 2015 (one minute after 11:59 p.m., Eastern time on March 31, 2015) as scheduled and was not extended. According to Computershare Trust Company, N.A., the depositary for the Offer, 48,385,169 Shares were validly tendered and not properly withdrawn, which represented approximately 75.25% of the outstanding Shares and a sufficient number of Shares such that the minimum tender condition to the Offer was satisfied. In addition, Notices of Guaranteed Delivery were delivered with respect to 8,087,609 additional Shares, representing approximately 12.58% of the outstanding Shares. As a result, Purchaser accepted for payment all Shares that were validly tendered and not withdrawn.

Also, on April 1, 2015, Purchaser merged with and into Salix, with Salix surviving as a wholly owned subsidiary of the Company (the “Merger”). The Merger was governed by Section 251(h) of the General Corporation Law of the State of Delaware, with no stockholder vote required to consummate the Merger. At the effective time of the Merger, each Share then outstanding was converted into the right to receive $173.00 in cash, without interest, less any applicable withholding taxes, except for Shares then owned by Valeant, VPI or Purchaser or any of their respective wholly owned subsidiaries and Shares held in treasury of Salix or by any of its wholly owned subsidiaries, which Shares were cancelled and retired and ceased to exist, and no consideration will be delivered in exchange therefor.

Each unexpired and unexercised option to purchase Shares (the “Salix Options”), whether or not then exercisable or vested, was cancelled and, in exchange therefor, each former holder of any such cancelled Salix Option is entitled to receive, a payment in cash (subject to any applicable withholding or other taxes required by applicable law to be withheld) of an amount equal to the product of (i) the total number of Shares previously subject to such Salix Option and (ii) the excess, if any, of $173.00 over the exercise price per Share previously subject to such Salix Option. Each unvested Share subject to forfeiture restrictions, repurchase rights or other restrictions (the “Salix Restricted Stock”) automatically became fully vested and was cancelled and, in exchange therefor, each former holder of such cancelled Salix Restricted Stock is entitled to receive, a payment in cash (subject to any applicable withholding or other taxes required by applicable law to be withheld) equal to $173.00 per share of Salix Restricted Stock.

The aggregate consideration paid by Purchaser in the Offer and Merger was approximately $11.3 billion, without giving effect to related transaction fees and expenses. The Company provided Purchaser with the necessary funds to fund the Offer and the Merger through a combination of: (i) the proceeds of a registered offering of Valeant’s common shares in the United States that closed on March 27, 2015; (ii) the proceeds from an issuance of senior unsecured notes by a subsidiary of Valeant pursuant to a Rule 144A (without registration rights) that closed on March 27, 2015; and (iii) the $2,350,000,000 in proceeds from certain incremental term loan borrowings under a new series tranche B term loan (the “Closing Date Term Loans” and, together with an additional $1,800,000,000 of incremental term loan commitments under a new series tranche B term loan and $1,000,000,000 of incremental term loans commitments under a new series tranche A term loan, collectively, the “Incremental Term Loans”) under Valeant’s existing credit agreement, dated as of February 13, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Valeant, certain subsidiaries of Valeant, as guarantors, the lenders party thereto from time to time, Barclays Bank PLC (as successor to Goldman Sachs Lending Partners LLC), as administrative agent and as collateral agent, and the other agents party thereto, each on the terms previously disclosed in the Tender Offer Statement on Schedule TO filed by the Company and Purchaser with the Securities and Exchange Commission on March 4, 2015, as amended.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on February 23, 2015 as amended by Amendment No. 1 to the Merger Agreement attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on March 16, 2015, both of which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Assumption of Obligations under Notes Indenture

As previously disclosed, on March 27, 2015, Valeant announced that VRX Escrow Corp., a newly formed wholly owned Canadian subsidiary of Valeant (the “Escrow Issuer”), completed its previously announced offering of $2.0 billion aggregate principal amount of 5.375% senior unsecured notes due 2020 (the “2020 notes”), $3.25 billion aggregate principal amount of 5.875% senior unsecured notes due 2023 (the “2023 notes”), €1.5 billion aggregate principal amount of 4.50% senior unsecured notes due 2023 (the “Euro notes”) and $3.25 billion aggregate principal amount of 6.125% senior unsecured notes due 2025 (together with the 2020 notes, the 2023 notes and the Euro notes, the “notes”). The gross proceeds of the issuance of the notes were placed into escrow pending consummation of the Offer and the Merger. In connection with the consummation of the Offer and the Merger, the gross proceeds of the issuance of the notes were released from escrow and the obligations of the Escrow Issuer under the indenture governing the notes were assumed by Valeant.

Incremental Term Loans

Part of the Offer and Merger consideration, the satisfaction and discharge of Salix’s 6.00% Senior Notes due 2021 and the repayment of Salix’s Credit Agreement, dated as of January 2, 2014, among Salix, the lenders from time to time party thereto, and Jefferies Finance LLC, as administrative agent and collateral agent, was funded by a portion of the Incremental Term Loans under the Credit Agreement. The remaining undrawn portion of the Incremental Term Loans will be borrowed on a delayed draw basis and will be used to finance amounts due in respect of Salix’s 2.75% Convertible Senior Notes due 2015 and 1.5% Convertible Senior Notes due 2019.

Item 8.01	Other Events

On April 1, 2015, the Company issued a press release announcing the expiration and results of the Offer. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On April 1, 2015, the Company issued a press release announcing the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

•	The financial statements required by Item 9.01(a) of Form 8-K are filed as Exhibit 99.3 to this Current Report on Form 8-K. The audited consolidated financial statements of Salix, comprised of consolidated balance sheets as of December 31, 2014 and 2013 and the related consolidated statements of income, consolidated statements of comprehensive income, consolidated statements of equity and consolidated statements of cash flows for the three years in the period ended December 31, 2014, the notes related thereto and the Reports of the Independent Registered Public Accounting Firm, are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(b)	Pro Forma Financial Information

•	The unaudited pro forma condensed combined financial statements required by Item 9.01(b) of Form 8-K and accompanying notes are filed as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 20, 2015, among Valeant Pharmaceuticals International, Inc., Valeant Pharmaceuticals International, Sun Merger Sub, Inc. and Salix Pharmaceuticals, Ltd. (incorporated by reference to Exhibit 2.1 to Valeant’s Current Report on Form 8-K filed on February 23, 2015).*

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of March 16, 2015, among Valeant Pharmaceuticals International, Inc., Valeant Pharmaceuticals International, Sun Merger Sub, Inc. and Salix Pharmaceuticals, Ltd. (incorporated by reference to Exhibit 2.1 to Valeant’s Current Report on Form 8-K filed on March 16, 2015).

23.1	Consent of Ernst & Young LLP

99.1	Press Release issued by Valeant Pharmaceuticals International, Inc., dated April 1, 2015.

99.2	Press Release issued by Valeant Pharmaceuticals International, Inc., dated April 1, 2015.

99.3	Audited consolidated financial statements of Salix Pharmaceuticals, Ltd., comprised of consolidated balance sheets as of December 31, 2014 and 2013 and the related consolidated statements of income, consolidated statements of comprehensive income, consolidated statements of equity and consolidated statements of cash flows for the three years in the period ended December 31, 2014, the notes related thereto and the Reports of the Independent Registered Public Accounting Firm (incorporated by reference to Exhibit 99.1 to the third Current Report on Form 8-K filed by Valeant on March 16, 2015).

99.4	Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2014 and related notes.

*	The Company will furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2015

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

By:	/s/ Robert R. Chai-Onn
Name:	Robert R. Chai-Onn
Title:	Executive Vice President, General Counsel & Chief Legal Officer, Head of Corporate & Business Development

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 20, 2015, among Valeant Pharmaceuticals International, Inc., Valeant Pharmaceuticals International, Sun Merger Sub, Inc. and Salix Pharmaceuticals, Ltd. (incorporated by reference to Exhibit 2.1 to Valeant’s Current Report on Form 8-K filed on February 23, 2015).*

2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of March 16, 2015, among Valeant Pharmaceuticals International, Inc., Valeant Pharmaceuticals International, Sun Merger Sub, Inc. and Salix Pharmaceuticals, Ltd. (incorporated by reference to Exhibit 2.1 to Valeant’s Current Report on Form 8-K filed on March 16, 2015).

23.1	Consent of Ernst & Young LLP

99.1	Press Release issued by Valeant Pharmaceuticals International, Inc., dated April 1, 2015.

99.2	Press Release issued by Valeant Pharmaceuticals International, Inc., dated April 1, 2015.

99.3	Audited consolidated financial statements of Salix Pharmaceuticals, Ltd., comprised of consolidated balance sheets as of December 31, 2014 and 2013 and the related consolidated statements of income, consolidated statements of comprehensive income, consolidated statements of equity and consolidated statements of cash flows for the three years in the period ended December 31, 2014, the notes related thereto and the Reports of the Independent Registered Public Accounting Firm (incorporated by reference to Exhibit 99.1 to the third Current Report on Form 8-K filed by Valeant on March 16, 2015).

99.4	Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2014 and related notes.

*	The Company will furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.